Exhibit 10.12
September 8, 2010
The Greenbrier Companies, Inc.
One Centerpointe Drive, Suite 200
Lake Oswego, OR 97035

Re:	Sixth Amendment to Amended and Restated Credit Agreement, dated as of November 7, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), the Subsidiary Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as U.S. Administrative Agent.
Ladies and Gentlemen:
The parties hereto agree that:
     (i) Section 7.01(f) of the Credit Agreement is hereby amended to read as follows:
     (f) (i) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (ii) security interests on rail cars (the “transferred rail cars”) that are transferred to the Company and its Subsidiaries by customers as consideration for the future delivery by the Company and its Subsidiaries to such customer of (1) existing rail car assets, (2) to-be-refurbished rail car assets or (2) to-be-constructed rail car assets so long as in either case (x) no Default exists or would result from the creation of such security interests, (y) such security interests (A) secure only the performance obligations of the Company and its Subsidiaries to deliver such rail car assets upon completion of construction, (B) extend to no property of the Company and its Subsidiaries other than the transferred rail cars, (C) are released upon completion of performance by the Company and its Subsidiaries and (z) the transferred rail cars shall not be included in the U.S. Borrowing Base while they are subject to such security interests.
     (ii) Section 9.10(b) of the Credit Agreement is hereby amended to read as follows:
     (b) to subordinate any Lien on any property granted to or held by such Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (ii) of Section 7.01(f) or Section 7.01(i);
This letter agreement is a Loan Document. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.
Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.
This letter agreement shall become effective upon (i) the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent and (ii) the Administrative Agent’s receipt of an amendment fee on behalf of each Lender executing this letter agreement in an amount equal to 0.05% of such Lender’s Commitment.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.
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This letter agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

Sincerely, BANK OF AMERICA, N.A., as U.S. Administrative Agent
By	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President
THE GREENBRIER COMPANIES, INC.
SIXTH AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	THE GREENBRIER COMPANIES, INC.,
an Oregon corporation

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Executive Vice President

SUBSIDIARY	GUNDERSON LLC,
GUARANTORS:	an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Executive Vice President

GREENBRIER LEASING COMPANY LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Executive Vice President

GREENBRIER RAILCAR, LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Vice President

AUTOSTACK COMPANY, LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Vice President

GUNDERSON RAIL SERVICES LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Vice President
THE GREENBRIER COMPANIES, INC.
SIXTH AMENDMENT

GUNDERSON MARINE LLC,
an Oregon limited liability company

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

GREENBRIER-CONCARRIL, LLC,
a Delaware limited liability company

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

GREENBRIER LEASING LIMITED PARTNER, LLC,
a Delaware limited liability company
By: Greenbrier Leasing Company LLC, Sole Member

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Executive Vice President

GREENBRIER MANAGEMENT SERVICES, LLC,
a Delaware limited liability company
By: Greenbrier Leasing Company LLC, Sole Member

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Executive Vice President

BRANDON RAILROAD LLC,
an Oregon limited liability company

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

MERIDIAN RAIL HOLDINGS CORP.,
an Oregon corporation

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

MERIDIAN RAIL ACQUISITION CORP.,
an Oregon corporation

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

THE GREENBRIER COMPANIES, INC.
SIXTH AMENDMENT

MERIDIAN RAIL MEXICO CITY CORP.,
an Oregon corporation

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

GUNDERSON SPECIALTY PRODUCTS, LLC,
a Delaware limited liability company
By: Gunderson LLC, Sole Member

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Executive Vice President
THE GREENBRIER COMPANIES, INC.
SIXTH AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.,
as a U.S. Lender and as U.S. L/C Issuer and U.S. Swing
Line Lender

	By Name:	/s/ Chris Swindell Chris Swindell
	Title:	SVP

UNION BANK OF CALIFORNIA, N.A.,
U.S. Lender

	By Name:	/s/ Stephen Sloan Stephen Sloan
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
U.S. Lender

	By Name:	/s/ Richard J. Ameny Jr. Richard J. Ameny, Jr.
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,
U.S. Lender

By
Name:
Title:

BRANCH BANKING & TRUST COMPANY,
U.S. Lender

	By Name:	/s/ Robert M. Searson Robert M. Searson
	Title:	Sr. Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, U.S. Lender

By	/s/ Brian Bolotin	/s/ Charles Moran

Name:	Brian Bolotin	Charles Moran
Title:	Managing Director	Director
THE GREENBRIER COMPANIES, INC.
SIXTH AMENDMENT

CRÉDIT INDUSTRIEL et COMMERCIAL, NEW YORK BRANCH,
U.S. Lender

By
Name:
Title:

COMERICA BANK,
U.S. Lender

By: Name:	/s/ Fatima Arshad Fatima Arshad
Title:	Vice President

SOVEREIGN BANK,
U.S. Lender

By:
Name:
Title:

DVB BANK SE (formerly known as DVB Bank AG),
U.S. Lender

By: Name:	/s/ M. Neuland M. Neuland
Title:	SVP

By: Name:	/s/ Eberhart Eberhart
Title:	VP

BANK OF THE WEST,
U.S. Lender

By: Name:	/s/ Brett German Brett German
Title:	Vice President
THE GREENBRIER COMPANIES, INC.
SIXTH AMENDMENT